UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009

A. H. BELO CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-33741	38-3765318
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 224866 Dallas, Texas	75222-4866
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 6, 2009, A. H. Belo Corporation announced that Donald F. (Skip) Cass, Jr., executive vice president and Secretary of the Company, will depart at year end 2009 to pursue another senior-level management position in the media industry or related businesses. A copy of the press release announcing Mr. Cass’s departure is furnished with this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1  Press Release dated August 6, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2009	A. H. BELO CORPORATION

	By:	/s/ Alison K. Engel

Alison K. Engel Senior Vice President/Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1  Press Release dated August 6, 2009